EXHIBIT 99.1










                    DEBT DISCHARGE AGREEMENT

                  dated as of November 8, 1996

                          by and among

                  HANSON NORTH AMERICA, INC.,

                    MILLENNIUM AMERICA INC.,

                      LYNTON GROUP, INC.,

                    LYNTON JET CENTRE, INC.

                              and

                    LYNTON PROPERTIES, INC.











                        TABLE OF CONTENTS


                                                              Page

PARTIES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1

RECITALS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1

ARTICLE I -- Definitions . . . . . . . . . . . . . . . . . . . . . . .3

     1.01  Definitions . . . . . . . . . . . . . . . . . . . . . . . .3

ARTICLE II -- Obligations of Hanson North America. . . . . . . . . . .6

     2.01  Discharge of Obligations. . . . . . . . . . . . . . . . . .6
     2.02  Surrender of Equity . . . . . . . . . . . . . . . . . . . .7
           (a)  Stock Certificates . . . . . . . . . . . . . . . . . .7
           (b)  Warrants . . . . . . . . . . . . . . . . . . . . . . .7

ARTICLE III --Obligations of Millennium America. . . . . . . . . . . .8

     3.01  Termination of Leasehold Mortgage . . . . . . . . . . . . .8

ARTICLE IV -- Obligations of Lynton Group, Jet Centre and
              Lynton Properties. . . . . . . . . . . . . . . . . . . .8

     4.01  Payment . . . . . . . . . . . . . . . . . . . . . . . . . .8
     4.02  Lease and Jet Fuel Agreement. . . . . . . . . . . . . . . .8
     4.03  New Leasehold Mortgage Agreement. . . . . . . . . . . . . .9

ARTICLE V -- Conditions. . . . . . . . . . . . . . . . . . . . . . . .9

     5.01  Conditions to Obligations of Hanson North America          9
           (a)  Representations of Lynton Companies. . . . . . . . . .9
           (b)  Obligations of Lynton Companies. . . . . . . . . . . .9
           (c)  Consents . . . . . . . . . . . . . . . . . . . . . . .9
           (d)  Opinion. . . . . . . . . . . . . . . . . . . . . . . .9
           (e)  Corporate Proceedings. . . . . . . . . . . . . . . . .10

     5.02  Conditions to Obligations of Millennium America . . . . . .
           (a)  Representations and Warranties of Lynton
                  Companies. . . . . . . . . . . . . . . . . . . . . .10
           (b)  Obligations of Lynton Companies. . . . . . . . . . . .10
           (c)  Opinion. . . . . . . . . . . . . . . . . . . . . . . .10
           (d)  Corporate Proceedings . . . . .                       10

     5.03 Conditions to Obligations of Lynton Companies. . . . . . . .11
          (a)  Representations of Hanson North America . . . . . . . .11
          (b)  Obligations of Hanson North America and
                 Millennium America. . . . . . . .                    11
          (c)  Corporate Proceedings . . . . . . .                    11

     5.04 Conditions to Obligations of All Parties . . . . . . .      11
          (a)  No Proceedings. . . . . . . .                          11
          (b)  No Violation of Law . . . . . . . .                    12

ARTICLE VI -- Representations and Warranties . . . . . . . .          12

     6.01 Representations and Warranties of
          Lynton Companies . . . . . . .                              12
          (a)  Corporate Status. . . . . . .                          12
          (b)  Corporate Power and Authorization . . . . . .          12
          (c)  Execution and Binding Effect. . . . . .                12
          (d)  Governmental Approvals and Filings. . . . . . . .      12
          (e)  Absence of Conflicts. . . . . . . .                    13
          (f)  Solvency. . . . . .                                    14

     6.02 Representations and Warranties of Hanson North
          America. . . . . . .                                        14
          (a)  Corporate Status. . . . . . .                          14
          (b)  Corporate Power and Authorization . . . . . .          14
          (c)  Execution and Binding Effect. . . . . .                14
          (d)  Governmental Approvals and Filings. . . . . . . .      14
          (e)  Absence of Conflicts. . . . . . . .                    14
          (f)  Title to Common Shares, Preferred
               Shares and Warrants . . . . . . . .                    15
          (g)  Transfer of Loan Documents. . . . . . .                15
          (h)  Lost Certificate. . . . . . .                          15

ARTICLE VII -- Miscellaneous . . . . . .                              16

     7.01 Further Assurances . . . . . .                              16
     7.02 Amendments . . . . . . .                                    16
     7.03 Notices. . . . . . .                                        16
     7.04 Severability . . . . . .                                    17
     7.05 Prior Understandings . . . . . . .                          17
     7.06 Duration; Survival . . . . . .                              17
     7.07 Counterparts . . . . . .                                    18
     7.08 Governing Law. . . . . .                                    18
     7.09 No Third Party Beneficiaries . . . . . .                    18
     7.10 Assignment . . . . . . .                                    18
     7.11 Timing . . . . . . .                                        18








                    DEBT DISCHARGE AGREEMENT

          THIS DEBT DISCHARGE AGREEMENT dated as of November 8, 1996 (this "Agreement"), by and among HANSON NORTH AMERICA, INC., a Delaware corporation ("Hanson North America"), MILLENNIUM AMERICAN INC., a Delaware corporation formerly named Hanson America Inc. ("Millennium America"), LYNTON GROUP, INC., a Delaware corporation ("Lynton Group"), LYNTON JET CENTRE, INC., a New Jersey corporation ("Jet Centre"), and LYNTON PROPERTIES, INC., a New Jersey corporation ("Lynton Properties").

                            RECITALS

     A. Pursuant to the Credit Agreement dated as of August 14, 1990 (as heretofore amended, the "Credit Agreement"),
HM Holdings, Inc., presently named Millennium Holdings Inc. ("HM
Holdings") has made loans to Lynton Group and Jet Centre.

     B. Hanson North American has succeeded to HM Holdings as lender under the Credit Agreement, and has acquired certain assets of HM Holdings (including the Obligations, as defined in Section 1 and the equity securities described in Recital C).

     C. Hanson North America is the owner of 848,455 shares of Common Stock, par value $.30 per share (the "Common Shares"), of Lynton Group, 2,000 shares of Series D Preferred Stock, par value $.01 per share, of Lynton Group (the "Preferred Shares") and warrants to purchase an aggregate of 247,513 shares of Common Stock, par value $.30 per share, of Lynton Group (the "Warrants").

     D. Hanson North America has agreed to cancel such loans and surrender such equity to Lynton Group on the terms and subject to the conditions set forth in this Agreement.

     E. Millennium America has guaranteed certain obligations of Jet Centre, and Jet Centre's obligation to reimburse Millennium America for any payments made by Millennium America pursuant to such guaranty are secured by a First Leasehold Mortgage, Security Agreement, Financing Statement and Fixture Filing dated August 14, 1990 from Jet Centre as amended by the First Modification of Leasehold Mortgage, Security Agreement, Financing Statement and Fixture Filing dated as of June 21, 1994 (which mortgage and modification were recorded in the office of the Clerk of Morris County, New Jersey in Mortgage Book 3431, Page 185 and in Mortgage Book 5647, Page 001, respectively) (the "Leasehold Mortgage").

     E. Millennium America has agreed to terminate the Leasehold Mortgage on the terms and subject to the conditions set forth in this Agreement.

     NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:


                            ARTICLE I
                           Definitions


     1.01 Definitions. In addition to other words and terms defined elsewhere in this Agreement, as used herein the following words and terms shall have the following meanings, respectively, unless the context hereof otherwise clearly requires:

          "Assignment Termination" shall have the meaning give to that term in Section 2.01.

          "Closing" shall mean the consummation of the transactions contemplated by this Agreement.

          "Closing Date" shall mean the date on which the Closing occurs as mutually agreed by the parties hereto, but in no event later than November 22, 1996.

          "Collateral" shall have the meaning given to that term in the Credit Agreement.

          "Common Shares" shall have the meaning given to that term in Recital C.

          "Consent" shall have the meaning given to that term in
     Section 5.01(c).

          "Credit Agreement" shall have the meaning given to that term in Recital A.

          "Debt Discharge and Release" shall have the meaning given to that term in Section 2.01(b).

          "Equity Transfer Documents" shall have the meaning given to that term in Section 2.02.

          "Governmental Action" shall have the meaning given to that term in Section 5.01(d).

          "Governmental Authority" shall mean any government or political subdivision or any agency, authority, bureau, central bank, commission, department or instrumentality of either, or any court, tribunal, grand jury or arbitrator.

          "Hanson North America" shall have the meaning given to that term in the Preamble.

          "HM Holdings" shall have the meaning given in Recital
     A.

          "Jet Centre" shall have the meaning given to that term in the Preamble.

          "Jet Fuel Agreement" shall have the meaning given to that term in Section 4.02.

          "Law" shall mean any law (including common law), constitution, statute, treaty, convention, regulation, rule, ordinance, order, injunction, writ, decree or award of any Governmental Authority.

          "Lease Amendment" shall have the meaning given to that term in Section 4.02.

          "Leasehold Mortgage" shall have the meaning given to that term in Recital E.

          "Leasehold Mortgage Termination" shall have the meaning given to that term in Section 2.01(f).

          "Lien" shall have the meaning given to that term in the Credit Agreement.

          "Loan Documents" shall have the meaning given to that term in the Credit Agreement.

          "Lost Certificate" shall have the meaning given in
     Section 2.01.

          "Lynton Companies" shall mean Lynton Group, Jet Centre and Lynton Properties.

          "Lynton Group" shall have the meaning given to that term in the Preamble.

          "Lynton Properties" shall have the meaning given to that term in the Preamble.

          "Millennium America" shall have the meaning given to that term in the Preamble.

          "Notes" shall have the meaning given to that term in the Credit Agreement.

          "New Leasehold Mortgage Agreement" shall have the meaning given to that term in Section 4.03.

          "Obligations" shall (i) the "Obligations" as such term is defined in the Credit Agreement and (ii) to the extent not otherwise included in clause (i), the $500,000 loan made by HM Holdings to Lynton Group in October 1994, together with interest thereon, which loan is included in "the balance outstanding under revolving credit facility with HM Holdings" in Note 6 to Lynton Group's financial statements for the fiscal year ended September 30, 1995.

          "Person" shall mean an individual, corporation, partnership, trust, unincorporated association, joint venture, joint-stock company, Governmental Authority or any other entity.

          "Preferred Shares" shall have the meaning given to that term in Recital C.

          "Receipt and Release" shall have the meaning given to that term in Section 4.01.

          "Release of Liens" shall have the meaning given to that term in Section 2.01(c).

          "Solvent" means, with respect to any Person at any time, that at such time (a) the sum of the debts and liabilities (including, without limitation, contingent liabilities) of such Person is not greater than all of the assets of such Person at a fair valuation, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person has not incurred, will not incur, does not intend to incur, and does not believe that it will incur, debts or liabilities (including, without limitation, contingent liabilities) beyond such person's ability to pay as such debts and liabilities mature, (d) such Person is not engaged in, and is not about to engage in, a business or a transaction for which such person's property constitutes or would constitute unreasonably small capital, and (e) such Person is not otherwise insolvent as defined in, or otherwise in a condition which could in any circumstances then or subsequently render any transfer, conveyance, obligation or act then made, incurred or performed by it avoidable or fraudulent pursuant to, any Law that may be applicable to such Person pertaining to bankruptcy, insolvency or creditors' rights (including but not limited to the Bankruptcy Code of 1978, as amended, and, to the extent applicable to such Person, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act, or any other applicable Law pertaining to fraudulent conveyances or fraudulent transfers or preferences).

          "Termination Statements" shall have the meaning given to that term in Section 2.01(e).

          "Transaction Documents" shall mean this Agreement, the Lease Amendment, the Jet Fuel Agreement, the Debt Discharge and Release, the Release of Liens, the Termination
     Statements, the Leasehold Mortgage Termination, the
     Assignment Termination, the Equity Transfer Documents, the
     Receipt and Release and the New Leasehold Mortgage
     Agreement.

          "Warrants" shall have the meaning given to that term in Recital C.



                           ARTICLE II
               Obligations of Hanson North America


          2.01 Discharge of Obligations. Upon satisfaction of the conditions set forth in Sections 5.01 and 5.04 hereof, the Obligations shall be fully discharged, all Loan Documents shall automatically terminate, all commitments of Hanson North America and HM Holdings to lend shall automatically terminate, and all Liens of Hanson North America and HM Holdings on the Collateral shall be released; provided, that notwithstanding the foregoing, any indemnification obligations of the parties to the Loan Documents that are stated to survive termination of the Loan Documents shall continue in effect in accordance with their respective terms. In furtherance of the foregoing, and subject to the conditions set forth in Sections 5.01 and 5.04 hereof, at the Closing, Hanson North America shall deliver to Lynton Group the following documents:

          (a)  The outstanding Notes duly endorsed to Hanson
     North America marked "Cancelled";

          (b) An Acknowledgment of Discharge of Debt and Release in the form of Exhibit A hereto (the "Debt Discharge and Release");

          (c)  A General Release of Liens in the form of Exhibit
     B hereto (the "Release of Liens");

          (d)  The stock certificates and stock powers listed on
     Schedule 2.01(d) hereto;

          (e) UCC-3 termination statements with respect to the financing statements listed on Schedule 2.01(e) hereto (the
     "Termination Statements");

          (f) A Termination of Leasehold Mortgage in the form of Exhibit C hereto (the "Leasehold Mortgage Termination"); and


          (g) A Termination of Assignment of Leases and Rents in the form of Exhibit D hereto (the "Assignment Termination").

          Hanson North America hereby agrees to indemnify Lynton Group and hold Lynton Group harmless from and against any and all claims, losses or damages, including expenses, costs and reasonable attorneys' fees, that Lynton Group may incur arising out of the loss or destruction of any certificate which is indicated on Schedule 2.01(d) as having been lost or destroyed (the "Lost Certificate") being transferred to any third party without notice of any adverse claim; provided, Hanson North America shall not be obligated to indemnify Lynton Group for any such claims, losses or damages that result from Lynton Group's negligence. If Hanson North America finds any Lost Certificate, it shall promptly deliver it to Lynton Group.

          2.02 Surrender of Equity. Subject to satisfaction of the conditions set forth in Sections 5.01 and 5.04 hereof, at the Closing, Hanson North America shall surrender to Lynton Group the following:

          (a) Certificates representing the Common Shares and the Preferred Shares; and

          (b)  Certificates representing the Warrants,


 in each case with such stock powers or other instruments of transfer as may be reasonably requested by Lynton Group (the
Equity Transfer Documents").

                           ARTICLE III
                Obligations of Millennium America


          3.01 Termination of Leasehold Mortgage. Subject to the satisfaction of the conditions set forth in Sections 5.03 and
5.04 hereof, at the Closing, Millennium America will execute and deliver to Jet Centre the Leasehold Mortgage Termination. .

                           ARTICLE IV
                 Obligations of Lynton Companies


          4.01 Payment. Subject to the satisfaction of the conditions set forth in Sections 5.03 and 5.04 hereof, at the Closing, Lynton Group shall pay, or cause to be paid, to Hanson North America, the sum of $3,5000,000 by wire transfer, in immediately available funds, to an account designated by Hanson North America, and shall execute a Receipt and Release in the form of Exhibit E hereto (the "Receipt and Release").

          4.02 Lease and Jet Fuel Agreement. Subject to the satisfaction of the conditions set forth in Sections 5.03 and
5.04 hereof, at the Closing, Jet Centre shall execute and deliver to Hanson North America and Millennium America Holdings Inc. an Assignment, Assumption and Amendment of Agreement of Lease in the form of Exhibit F hereto (the "Lease Amendment") and a Jet Fuel Agreement in the form of Exhibit G hereto (the "Jet Fuel Agreement").

          4.03 New Leasehold Mortgage Agreement . Subject to the satisfaction of the conditions set forth in Sections 5.03 and
5.04 hereof, at the Closing, the Lynton Companies shall execute and deliver to Hanson North America and Millennium America a New Leasehold Mortgage Agreement in the form of Exhibit H hereto (the "New Leasehold Mortgage Agreement").

                            ARTICLE V
                           Conditions


          5.01 Conditions to Obligations of Hanson North America. The obligations of Hanson North America under Article II are subject to the satisfaction, at or prior to Closing, of each of the following conditions (all or some of which may be waived by Hanson North America):
          (a) Representations of Lynton Companies. All of the representations and warranties set forth in Section 6.01 shall be true and correct as of the Closing Date.

          (b) Obligations of Lynton Companies. All of the covenants and obligations of the Lynton Companies required to be performed at or prior to Closing shall have been duly performed.

          (c)  Consents.  Consents to the transactions
     contemplated by this Agreement in form and substance satisfactory to Hanson North America from the parties listed on Schedule 5.01(c) (the "Consents") shall have been obtained and copies thereof shall have been delivered to Hanson North America.

          (d) Opinion. There shall have been delivered to Hanson North America an opinion of counsel to the Lynton Companies, in form and substance satisfactory to Hanson North America, as to the matters set forth in Schedule 5.01(c).

          (d) Corporate Proceedings. There shall have been delivered to Hanson North America certificates by the Secretary or Assistant Secretary of each of Lynton Group and Jet Centre, dated as of the Closing Date as to (i) true copies of the articles of incorporation and by-laws (or other constituent documents) of each such Person in effect on such date, (ii) true copies of all corporate action taken by each of Lynton Group and Jet Centre relative to this Agreement and the other Transaction Documents to which it is a party and (iii) the incumbency and signature of the respective officers of each of Lynton Group and Jet Centre executing this Agreement and such other Transaction Documents, together with satisfactory evidence of the incumbency of such Secretary or Assistant Secretary.


          5.02 Conditions to Obligations of Millennium America. The obligations of Millennium America under Article III are subject to the satisfaction, at or prior to Closing, of each of the following conditions (all or some of which may be waived by Millennium America):
          (a) Representations of Lynton Companies. All of the representations and warranties set forth in Section 6.01 shall be true and correct as of the Closing Date.

          (b) Obligations of Lynton Companies. All of the covenants and obligations of the Lynton Companies required to be performed at or prior to Closing shall have been duly performed.

          (c) Opinion. There shall have been delivered to Hanson North America an opinion of counsel to the Lynton
     Companies, in form and substance satisfactory to Millennium America, as to the matters set forth in Schedule
     5.01(d).

          (e) Corporate Proceedings. There shall have been delivered to Millennium America certificates by the Secretary or Assistant Secretary of Lynton Properties, dated as of the Closing Date as to (i) true copies of its articles of incorporation and by-laws (or other constituent documents) in effect on such date, (ii) true copies of all corporate action taken by Lynton Properties relative to this Agreement and the other Transaction Documents to which it is a party and (iii) the incumbency and signature of the officers of Lynton Properties executing this Agreement and such other Transaction Documents, together with satisfactory evidence of the incumbency of such Secretary or Assistant Secretary.


          5.03  Conditions to Obligations of the Lynton
Companies.  The obligations of the Lynton Companies under Article
IV are subject to the satisfaction, at or prior to Closing, of each of the following conditions (all or some of which may be waived by the Lynton Companies):

          (a) Representations of Hanson North America. All of the representations and warranties set forth in Section 6.02 shall be true and correct as of the Closing Date.

          (b)  Obligations of Hanson North America and Millennium
     America.  All of the covenants and obligations of Hanson
     North America and Millennium America required to be performed at or prior to Closing shall have been duly performed.

          (c) Corporate Proceedings. There shall have been delivered to Lynton Group certificates by the Secretary or Assistant Secretary of Hanson North America and Millennium America, dated as of the Closing Date as to (i) true copies of the articles of incorporation and by-laws (or other constituent documents) of each such Person in effect on such date, (ii) true copies of all corporate action taken by each of such Person relative to the Transaction Documents to which it is a party and (iii) the incumbency and signature of the respective officers of each of such Person executing this Agreement and such Transaction Documents, together with satisfactory evidence of the incumbency of such Secretary or Assistant Secretary.


          5.04 Conditions to Obligations of All Parties The obligations of all parties hereto are subject to the satisfaction, at Closing, of each of the following conditions:

          (a) No Proceedings. No action, suit, litigation, investigation or other proceeding shall have been commenced involving any challenge to, or seeking damages or other relief in connection with, any of the transactions contemplated by this Agreement or that would have the effect of preventing, delaying, making illegal or otherwise interfering with any of the transactions contemplated by the Agreement.

          (b) No Violation of Law. Neither the consummation nor performance of any of the transactions contemplated hereby will contravene or conflict with or violate any applicable
     Law.


                           ARTICLE VI
                 Representations and Warranties


          6.01.  Representations and Warranties of Lynton
Companies Each of the Lynton Companies hereby represents and warrants to Hanson North America and Millennium America as follows:

          (a) Corporate Status. Each of the Lynton Companies is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation.

          (b) Corporate Power and Authorization. Each of the Lynton Companies has corporate power and authority to execute, deliver, perform, and take all actions contemplated by, each Transaction Document to which it is a party, and all such action has been duly and validly authorized by all necessary corporate proceedings on its part.

          (c) Execution and Binding Effect. Each Transaction Document to which a Lynton Company is a party has been duly and validly executed and delivered by such Lynton Company. Each Transaction Document to which a Lynton Company is a party constitutes the legal, valid and binding obligation of such Lynton Company, enforceable against such Lynton Company, in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

          (d) Governmental Approvals and Filings. No approval, order, consent, authorization, certificate, license, permit or validation of, or exemption or other action by, or filing, recording or registration with, or notice to, any Governmental Authority (collectively, "Governmental Action") is or will be necessary or advisable in connection with the execution and delivery of the Transaction Documents by the Lynton Companies, consummation by the Lynton Companies of the transactions herein or therein contemplated, or performance of or compliance with the terms and conditions hereof or thereof by the Lynton Companies.

          (e) Absence of Conflicts. Neither the execution and delivery of the Transaction Documents by the Lynton Companies, nor consummation by the Lynton Companies of the transactions herein or therein contemplated, nor performance of or compliance with the terms and conditions hereof or thereof does or will

               (i)  violate or conflict with any Law, or

               (ii) violate, conflict with or result in a breach of any term or condition of, or constitute a default under, or result in (or give rise to any right, contingent or otherwise, of any person to cause) any termination, cancellation, prepayment or acceleration of performance of, or result in the creation or imposition of (or give rise to any obligation, contingent or otherwise, to create or impose) any Lien upon any of property of any Lynton Company pursuant to, or otherwise result in (or give rise to any right, contingent or otherwise, of any Person to cause) any change in any right, power, privilege, duty or obligation of any Lynton Company under or in connection with,

                    (A)  the articles of incorporation or by-laws
                    (or other constituent documents) of any
                    Lynton Company,

                    (B)  any agreement or instrument creating,
                    evidencing or securing any indebtedness or guaranty to which any Lynton Company is a party or by which either of them or any of their respective properties (now owned or hereafter acquired) may be subject or bound, or

                    (C)  any other agreement or instrument to
                    which any Lynton Company is a party or by which either of them or any of their respective properties (now owned or hereafter acquired) may be subject or bound,

     except for (x) matters listed on Schedule 6.01(e) hereto as to which a consent, waiver, amendment or agreement has been duly obtained and is in full force and effect, and (y) in the case of clause (ii)(C), matters that, individually or in the aggregate, could not have a material adverse effect on the business, financial condition or results of operations of any Lynton Company. Schedule 6.01(e) hereto sets forth each consent, waiver, amendment or agreement which has been obtained in respect of any matter which would, absent such consent, waiver, amendment or agreement, be within the scope of the foregoing clause (e), and Hanson America and Millennium America have received a true, correct and complete copy of each such consent, waiver, amendment or agreement and of each of the underlying agreements or instruments to which it relates.

          (f) Solvency. On and as of the Closing Date, after consummation of the transactions contemplated hereby, and after giving effect to all obligations and liabilities being incurred on such date in connection therewith, each of Lynton Company is and will be Solvent.


          6.02  Representations and Warranties of Hanson North
America.  Hanson North America represents and warrants to Lynton
Group and Jet Centre as follows:

          (a) Corporate Status. Hanson North America is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation.

          (b)  Corporate Power and Authorization.  Hanson North
     America has corporate power and authority to execute, deliver, perform, and take all actions contemplated by, each such Transaction Document, and all such action has been duly and validly authorized by all necessary corporate proceedings on its part.

          (c) Execution and Binding Effect. Each Transaction Document to which Hanson North America is a party has been duly and validly executed and delivered by Hanson North America. Each such Transaction Document constitutes the legal, valid and binding obligation of Hanson North America enforceable against Hanson North America in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

          (d)  Governmental Approvals and Filings.  No
     Governmental Action is or will be necessary or advisable in connection with the execution and delivery of the Transaction Documents by Hanson North America, consummation by Hanson North America of the transactions herein or therein contemplated, or performance of or compliance with the terms and conditions hereof or thereof by Hanson North America.

          (e) Absence of Conflicts. Neither the execution and delivery of the Transaction Documents by Hanson North America, nor consummation by Hanson North America of the transactions herein or therein contemplated, nor performance of or compliance with the terms and conditions hereof or thereof does or will

               (i)  violate or conflict with any Law, or

               (ii) violate, conflict with or result in a breach of any term or condition of, or constitute a default under, or result in (or give rise to any right, contingent or otherwise, of any person to cause) any termination, cancellation, prepayment or acceleration of performance of, or result in the creation or imposition of (or give rise to any obligation, contingent or otherwise, to create or impose) any Lien upon any of property of Hanson North America pursuant to, or otherwise result in (or give rise to any right, contingent or otherwise, of any Person to cause) any change in any right, power, privilege, duty or obligation of Hanson North America under or in connection with,

                    (A) the articles of incorporation or by-laws of Hanson North America,

                    (B)  any agreement or instrument creating,
                    evidencing or securing any indebtedness or guaranty to which Hanson North America is a party or by which it or any of its respective properties (now owned or hereafter acquired) may be subject or bound, or

                    (C)  any other agreement or instrument to
                    which Hanson North America is a party or by which it or any of its respective properties (now owned or hereafter acquired) may be subject or bound,

     except, in the case of clause (ii)(C), for matters that, individually or in the aggregate, could not have a material adverse effect on the business, financial condition or results of operations of Hanson North America and its subsidiaries.

          (f)  Title to Common Shares, Preferred Shares and
     Warrants. Hanson North America is the lawful owner of the Common Shares, Preferred Shares and Warrants, free and clear of all Liens.

          (g) Successor under Credit Agreement. Hanson North America is the lawful ultimate assignee of HM Holdings with respect to all of HM Holdings rights under the Credit Agreement and the Loan Documents and with respect to the outstanding Obligations. None of such interests have been transferred or otherwise encumbered and no other party has any rights with respect thereto.

          (h) Lost Certificates. Neither Hanson North America nor any of its predecessors under the Credit Agreement has endorsed, pledged, sold, assigned or otherwise transferred any Lost Certificate or the shares represented by the Lost Certificate to any third party.


                           ARTICLE VII
                          Miscellaneous


          7.01 Further Assurances. From and after the Closing, at the request of Lynton Group but without cost to Hanson North America or Millennium America, Hanson North America and Millennium America will duly execute and deliver such other instruments of release and discharge and take such other action as Lynton Group reasonably may require in order to more effectively discharge the Obligations, release all Liens on the Collateral and surrender the Common Shares, the Preferred Shares and the Warrants to Lynton Group.

          7.02 Amendments. This Agreement may not be amended or modified except by an instrument in writing signed by or on behalf of all the parties hereto.

          7.03 Notices. All notices, requests, demands, directions and other communications (collectively "notices") under this Agreement shall be in writing (including telecopied communication) and shall be sent by first-class mail, or by nationally-recognized overnight courier, or by telecopier (with confirmation in writing mailed first-class or sent by such an overnight courier), or by personal delivery. All notices shall be sent to the applicable party at the address stated on the signature pages hereof or in accordance with the last unrevoked written direction from such party to the other parties hereto, in all cases with postage or other charges prepaid. Any such properly given notice shall be effective when received.

          7.04 Severability. The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

          7.05 Prior Understandings. This Agreement and the other Transaction Documents supersede all prior and contemporaneous understandings and agreements, whether written or oral, among the parties hereto relating to the transactions provided for herein and therein.

          7.06 Duration; Survival. All representations and warranties of the each party hereto contained herein or in any other in the Transaction Document or made in connection herewith or therewith shall survive the making of, and shall not be waived by the execution and delivery, of this Agreement or any other event or condition whatever.

          7.07 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

          7.08 Governing Law. THIS AGREEMENT AND ALL OTHER TRANSACTION DOCUMENTS (EXCEPT TO THE EXTENT, IF ANY, OTHERWISE EXPRESSLY STATED IN SUCH OTHER TRANSACTION DOCUMENTS) SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW JERSEY, WITHOUT REGARD TO CHOICE OF LAW PRINCIPLES.

          7.09  No Third Party Beneficiaries.  Nothing in this
Agreement shall entitle any Person other than the parties hereto to any claim, cause of action, remedy or right of any kind.

          7.10 Assignment. No party hereto shall assign this Agreement or any part hereof without the prior written consent of the other parties.

          7.11 Timing. The transactions contemplated by this Agreement shall be deemed to have occurred as of September 30, 1996.


          IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed and delivered this Agreement as of the date first above written.

                              HANSON NORTH AMERICA, INC.


                              By /s/Jill M. Blundon
                                 Title: Vice President


                              Address for Notices:
                              Mack II, CIBA
                              581 Main Street
                              Woodbridge, NJ  07095

                              Attn:  Sean Haggerty




                              MILLENNIUM AMERICA INC.


                              By /s/George H. Hempstead, III
                                 Title Senior Vice President


                              Address for Notices:
                              99 Wood Avenue South
                              Iselin, NJ  08830

                              Attn:  C. William Carmean, Esq.




                              LYNTON GROUP, INC.


                              By /s/Manus O'Donnell
                                 Title: Vice President


                              Address for Notices:
                              9 Airport Road
                              Morristown Municipal Airport
                              Morristown, NJ  07060

                              Attn:  Manus O'Donnell




                              LYNTON JET CENTRE, INC.


                              By /s/Manus O'Donnell
                                 Title: Vice President


                              Address for Notices:
                              9 Airport Road
                              Morristown Municipal Airport
                              Morristown, NJ  07960

                              Attn:  Manus O'Donnell



                              LYNTON PROPERTIES, INC.


                              By /s/Manus O'Donnell
                                 Title: Vice President


                              Address for Notices:
                              9 Airport Road
                              Morristown Municipal Airport
                              Morristown, NJ  07960

                              Attn:  Manus O'Donnell


                            EXHIBITS


EXHIBIT A           Acknowledgment of Discharge of Debt and
                    Release

EXHIBIT B           General Release of Liens

EXHIBIT C           Leasehold Mortgage Termination

EXHIBIT D           Assignment Termination

EXHIBIT E           Receipt and Release

EXHIBIT F           Lease Amendment

EXHIBIT G           Jet Fuel Agreement

EXHIBIT H           New Leasehold Mortgage Agreement




                            SCHEDULES


Schedule 2.01(d)    Pledged Shares
Schedule 2.01(e)    Financing Statements
Schedule 5.01(c)    Lynton Opinion Matters
Schedule 6.01(e)    Required Consents